                          [STOCK CERTIFICATE - FRONT]

NUMBER                                                                 SHARES

---------                                                              ---------

                       CERTIFIED DIABETIC SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      SERIES A CONVERTIBLE PREFERRED STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that

                                    SPECIMEN

is owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CONVERTIBLE
                   PREFERRED STOCK OF $0.01 PAR VALUE EACH OF
                       CERTIFIED DIABETIC SERVICES, INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                                   [Corporate Seal]

                                                                  COMPANY OFFICE
                                       2373 HORSESHOE DR. SO., NAPLES, FL. 34104
                                                                  TRANSFER AGENT

Myron M. Blumenthal                                         Frederick J. Roberts
-------------------                                         --------------------
SECRETARY                                                              PRESIDENT

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                           [STOCK CERTIFICATE - BACK]

                       CERTIFIED DIABETIC SERVICES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT- ....Custodian....
TEN ENT - as tenants by the entireties                (Cust)       (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                        Act.......
                                                              (State)

        Additional abbreviations may also be used though not in the above list.

        For Value Received, _____________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------

----------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________

                                       -----------------------------------------
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR

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                                                       ENLARGEMENT OR ANY CHANGE
                                                                      WHATSOEVER



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.